Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Form 10-Q of Employers Holdings, Inc. (the ‘‘Company’’) for the quarter ended June 30, 2007, as filed with Securities and Exchange Commission on the date hereof (the ‘‘Report’’), as Executive Vice-President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ WILLIAM E. YOCKE

Name:	William E. Yocke
Title:	Executive Vice President and Chief Financial Officer Employers Holdings, Inc.
Date:	August 14, 2007